The Society of Airline Analysts

May 23, 2002

Continental Airlines

Please note that the discussion today may contain forward looking statements that are not limited to historical facts, but reflect the Company's current beliefs, expectations or intentions regarding future events. Actual results could differ materially from those described in the forward looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward looking statements is contained in the company's Form 10-K and other securities filings with the Securities and Exchange Commission.

Unless otherwise noted, all statistics are for jet operations, excluding regional jets.

Gordon Bethune
Chairman & CEO

CO Outperforms the Industry
First Quarter 2002



CO
HP
NW
DL
AA
UA
US
0
(1)
(2)
(3)
Net Loss per ASM (cents)
(0.60)
(0.79)
(0.79)
(1.13)
(1.37)
(1.42)
(2.05)

Data excludes extraordinary items

CO Capacity Matches Demand

Load Factor Premium to the Industry



Load Factor Premium to Industry (pts)
5
4
3
2
1
0
2.1
1.2
1.3
4.1
3.5
1Q01
2Q01
3Q01
4Q01
1Q02

Source: Company Reports; Industry = AA, AS, CO, DL, HP, NW, UA, US, WN

CO Continues RASM Premium

(Length of Haul Adjusted)



120
115
110
105
100
RASM % of Industry
113.9
112.3
111.0
113.6
115.2
1Q01
2Q01
3Q01
4Q01
1Q02

Domestic Data per ATA Definitions
Excludes Southwest Airlines
Based on Net RASM

Exceptional Completion Factor



D.O.T. Completion %
99%
98%
97%
96%
95%
98.1%
96.7%
98.7%
97.7%
99.8%
98.6%
99.8%
2000
2001*
1Q02
Apr-02
Continental
Industry

Industry data per D.O.T. ATCR definition
*Non-weighted average; data excludes Sept 11-30

Superb Operating Performance



D.O.T. On-Time
% Arrivals within 14 minutes
90%
85%
80%
75%
70%
65%
60%
83.8%
81.0%
87.0%
84.7%
84.8%
78.6 %
87.9%
January
February
March
April
Continental
Industry

Industry data per D.O.T. ATCR definition

Industry Leading Product

Consistent Customer Satisfaction



Airline of the Year
CONTINENTAL AIRLINES



FREDDIE
AWARDS

2002
Best Elite-Level Program



Great Employees - Great Place to Work
Only Airline to make *Fortune's* 2002 List



FORTUNE
100
BEST
1999
100
BEST COMPANIES TO WORK FOR
2000
2002
BEST
COMPANIES
TO WORK FOR
2001

Fourth Year in a Row

Larry Kellner
President

EBITDAR Margin Higher Than Industry
First Quarter 2002



20%
0%
(20%)
EBITDAR Margin
11.9%
6.2%
2.4%
2.1%
(3.9%)
(5.5%)
(9.2%)
Industry
(0.7)%
CO
HP
NW
DL
AA
UA
US

EBITDAR Margin = (Operating Income + Depreciation & Amortization + Aircraft Rentals)/Operating Revenue
Excludes non-recurring items

Load Factor Among Best
First Quarter 2002



Load Factor
80%
75%
70%
65%
60%
76.0%
74.0%
72.2%
70.1%
69.4%
69.3%
68.5%
NW
CO
UA
HP
AA
DL
US
Industry
71.3%

Return of Business Traveler Slow And Yields Remain Depressed


Domestic Business Passengers
% Year Over Year
(5)%
(20)%
(35)%
(31.5)%
(24.7)%
(25.7)%
(23.0)%
(19.3)%
January
February
March
April
May (E)
Domestic Business Yield
% Year Over Year
(5)%
(20)%
(35)%
(13.6)%
(12.0)%
(11.3)%
(12.6)%
(12.6)%
January
February
March
April
May (E)

Best System RASM
First Quarter 2002
(Length of Haul Adjusted)



Revenue per ASM (cents)
10
8
6
4
8.77
8.61
8.27
8.05
7.12
6.93
6.06
Industry 7.85
CO
UA
AA
NW
US
DL
HP

Is It a Sin To Fly?



50%
40%
30%
20%
10%
0%
Tax %
24%
34%
63%
Six Pack of Beer
Airline Ticket
($200 Ticket)
Cigarette Pack

Source: ATA Tax Report; Americans For Tax Reform



AirTrain to Newark
Less Hassle, Quicker Service



NY Penn
NIA
EWR
Union City
Kearny
East Orange
Newark
Harrison
Hoboken
Jersey City
New York
Manhattan
Liberty State Park
Liberty Island
Upper New York Bay
Bayonne

	Est. Travel Time*	Cost
Private Car Service	1 Hr 15 Min.	\$50-\$75
Direct Rail Service	30 Min.	\$11

*between 5-6:30p

Jeff Misner
Senior Vice President & CFO

Targeted Cash Balance of $1.5 Billion



$1.5
$1.0
$0.5
$0.0
($Billions)
$1.0
$1.2
$1.1
$1.2
$1.3
30-Jun
30-Sep
31-Dec
31-Mar
30-JunE
2001
2002
Federal Excise Tax Deferred
Restricted Cash

Liquidity Enhanced Through Efficient Access to Capital Markets

Equity Offering – 7.75M Shares	$175M
Convertible Debt – 4.5% due 2007	$200M
ExpressJet IPO – 30M Shares @ $16	$480M
Total Additional Liquidity	$855M
Annual Interest Cost	$9M

Lowest Net Debt to EBITDAR



Net Debt to EBITDAR
20
15
10
5
0
6.8
7.7
9.8
11.7
19.8
NM
NM
CO
NW
DL
HP
AA
US
UA
Industry
9.9

Balance sheet data as of 3/31/02. EBITDAR is for LTM ended 3/31/02.
Ratios include capitalized aircraft operating leases
US and UA's Net Debt to EBITDAR of 117.1 and (146.9) was considered NM
Industry Net Debt to EBITDAR excludes UA and US

Costs are Being Managed



3%
2%
1%
0%
(1)%
(2)%
(3)%
Year-Over-Year % Change
(0.2)%
(1.0)%
1.5%
(2.6)%
2 - 3%
1 - 2%
2001
1Q02
2002E
CASM Holding Fuel Rate Constant
CASM

The Youngest Jet Fleet
March 2002



20
15
10
5
0
Average Age (Years)
6.5
8.2
8.8
9.7
10.0
10.7
19.9
Industry 10.6
CO
UA
US
HP
AA
DL
NW

Source: Company Reports and BACK Information Services

Fleet and Facility Projects Fully Financed



400
300
200
100
0
Number of Aircraft
352
374
375
2001
2002E
2003E
Widebody
Narrowbody

	Financing Status	Avg. Interest Rate
• Newark Global Gateway	Done	6.55%
• Cleveland Hopkins Regional Jet Terminal	Done	5.50%
• Houston Airport Terminal E	Done	6.99%

ExpressJet IPO – XJT NYSE

- Largest U.S. Airline IPO Ever
- 30 Million Shares Sold at $16.00 per Share
- 34 Million Shares Held by Continental (53.1%)
- Total Net Proceeds of $450 Million
- $150 Million to Fund Continental Pension Plan
- Minority Interest on Continental Income Statement (47% of XJT Net Income)

Gordon Bethune
Chairman & CEO

Continental Airlines

- **Leading by Every Measure of Success**
- **Adequate Liquidity for the Future and $425M of XJT stock**
- **The Best Team in the Business**


Continental